LONG-TERM INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2019
LONG-TERM INVESTMENTS
Summary of financial information of the equity method investments

	As of December 31,
	2018	2019
Current assets	835	3,045
Non-current assets	2,307	3,575
Current liabilities	(2,116)	(3,002)
Non-current liabilities	—	(886)

	Years ended December 31,
	2017	2018	2019
Total revenues	1,960	3,893	3,139
Gross profit	755	917	460
Loss from operations	(693)	(1,444)	(3,124)
Net loss	(729)	(1,584)	(3,132)